                                                                   Exhibit 10.62

================================================================================



                            STOCKHOLDERS  AGREEMENT


                                     among


                             CAIS INTERNET, INC.,


                               CII VENTURES LLC


                                      and


                       THE STOCKHOLDERS SIGNATORY HERETO


                       dated as of __________ ___, 2000



================================================================================

                               TABLE OF CONTENTS

                                                                            Page
RECITALS..................................................................     1

ARTICLE I           DEFINITIONS...........................................     1
     SECTION 1.1  Certain Defined Terms...................................     1
     SECTION 1.2  Other Definitional Provisions...........................    11

ARTICLE II          CORPORATE GOVERNANCE..................................    11
     SECTION 2.1  Board Representation....................................    11
     SECTION 2.2  Committees..............................................    12
     SECTION 2.3  Consents Rights.........................................    12
     SECTION 2.4  Available Financial Information.........................    14
     SECTION 2.5  Access..................................................    15
     SECTION 2.6  Board Procedures........................................    15
     SECTION 2.7  Termination of Rights...................................    16

ARTICLE III         TRANSFERS.............................................    17
     SECTION 3.1  Investor Stockholder Transferees........................    17
     SECTION 3.2  Transfer Restrictions...................................    18

ARTICLE IV          REGISTRATION RIGHTS...................................    20
     SECTION 4.1  Incidental Registrations................................    20
     SECTION 4.2  Registration on Request.................................    21
     SECTION 4.3  Registration Procedures.................................    23
     SECTION 4.4  Information Supplied....................................    26
     SECTION 4.5  Restrictions on Disposition.............................    26
     SECTION 4.6  Indemnification.........................................    27
     SECTION 4.7  Required Reports........................................    29
     SECTION 4.8  Selection of Counsel....................................    30
     SECTION 4.9  Holdback Agreement......................................    30
     SECTION 4.10 No Inconsistent Agreements..............................    30

ARTICLE V           EQUITY PURCHASE RIGHTS................................    30
     SECTION 5.1 Equity Purchase Rights...................................    30

ARTICLE VI          STANDSTILL............................................    31
     SECTION 6.1  Acquisition of Additional Voting Securities.............    31

ARTICLE VII         MISCELLANEOUS.........................................    33

     SECTION 7.1  Investor Stockholder Indemnification; Reimbursement
                  of Expenses.............................................    33
     SECTION 7.2  Termination.............................................    33
     SECTION 7.3  Amendments and Waivers..................................    33
     SECTION 7.4  Successors, Assigns and Transferees.....................    34
     SECTION 7.5  Notices.................................................    34
     SECTION 7.6  Further Assurances......................................    34
     SECTION 7.7  Entire Agreement........................................    34
     SECTION 7.8  Delays or Omissions.....................................    34
     SECTION 7.9  Governing Law; Jurisdiction; Waiver of Jury Trial.......    35
     SECTION 7.10 Severability............................................    35
     SECTION 7.11 Effective Date..........................................    35
     SECTION 7.12 Enforcement.............................................    35
     SECTION 7.13 Titles and Subtitles....................................    35
     SECTION 7.14 No Recourse.............................................    35
     SECTION 7.15 Counterparts; Facsimile Signatures......................    36

                              CAIS INTERNET, INC.

                            STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered as of
                                             ---------
__________ ___, 2000, among CAIS INTERNET, INC., a Delaware corporation (the "Company"), CII VENTURES LLC, a Delaware limited liability company (the
 -------
"Investor Stockholder"), and each of the stockholders of the Company whose name
 --------------------
appears on the signature pages hereof.


                                   RECITALS
                                   --------

          WHEREAS, the Company and the Investor Stockholder have entered into a Preferred Stock Purchase Agreement, dated as of December 20, 1999 (the "Stock
                                                                        -----
Purchase Agreement"), pursuant to which the Investor Stockholder will purchase
------------------
7,142,857 newly issued shares of Series D Preferred Stock (as defined below), for a purchase price of $14.00 per share and will have an option to purchase up to 7,142,857 newly issued shares of Series E Preferred Stock (as defined below), for a purchase price of $14.00 per share; and

          WHEREAS, the parties hereto desire to enter into certain arrangements relating to the Company, to be effective as of the First Closing (as defined below).

          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:


                            ARTICLE I   DEFINITIONS
                                        -----------

          SECTION I.1   Certain Defined Terms.  As used herein, the following
                        ---------------------
terms shall have the following meanings:

          "Acquisition" has the meaning assigned to such term in Section 6.1(a).
           -----------

          "Acquisition Restrictions" has the meaning assigned to such term in
           ------------------------
Section 6.1(a).

          "Additional Purchase Closing" has the meaning assigned to such term in
           ---------------------------
the Stock Purchase Agreement.

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

          "as converted" has the meaning assigned to such term in Section
           ------------
2.7(a)(i).

          "beneficial owner" or "beneficially own" has the meaning given such
           ----------------      ----------------
term in Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of Common Stock or Preferred Stock or other Voting Securities of the Company shall be calculated in accordance with the provisions of such Rule; provided, however,
                                                              --------  -------
that for purposes of determining beneficial ownership, (i) a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities and (ii) no Person shall be deemed to beneficially own any security solely as a result of such Person's execution of this Agreement.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day" means any day that is not a Saturday, a Sunday or other
           ------------
day on which banks are required or authorized by law to be closed in The City of New York.

          "Bylaws" means the Bylaws of the Company, as in effect on the date
           ------
hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the terms of the Restated Certificate and the terms of this Agreement.

          "Capital Stock" means, with respect to any Person at any time, any and
           -------------
all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and Preferred Stock.

          "Certificate of Designation" has the meaning assigned to such term in
           --------------------------
the Stock Purchase Agreement.

          "Change of Control" means (i) during any period of two consecutive
           -----------------
years, individuals who at the beginning of such period constituted the Directors (together with any new Directors whose election by such Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the beneficial owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof),
(iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred to any Person or Group, (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or (v) any liquidation, dissolution or winding-up of the Company.

          "Claims" has the meaning assigned to such term in Section 4.6(a).
           ------

          "Common Stock" means the common stock, par value $0.01 per share, of
           ------------
the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          "control" (including the terms "controlled by" and "under common
           -------                        -------------       ------------
control with"), with respect to the relationship between or among two or more
------------
Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          "Conversion Shares" has the meaning assigned to such term in the Stock
           -----------------
Purchase Agreement.

          "Demand Party" has the meaning assigned to such term in Section
           ------------
4.2(a).

          "Director" means any member of the Board.
           --------

          "Equity Purchase Shares" has the meaning assigned to such term in
           ----------------------
Section 5.1(a).

          "Equity Securities" means any and all shares of Capital Stock of the
           -----------------
Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares (including the Option).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Exempt Acquisition" means any acquisition (whether through merger,
           ------------------
consolidation or otherwise) (i) which has a purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of less than 5% of the market capitalization (as reflected by the aggregate Fair Market Value of the outstanding Common Stock) of the Company as of the date of the execution of the definitive agreement relating thereto and
(ii) which, together with all other Exempt Acquisitions, has an aggregate purchase price (including any assumed indebtedness and valuing any non-cash consideration at its Fair Market Value) of not more than $50.0 million (which amount, for the purposes of Section 2.3(vii)(A) shall be measured from December 21, 1999).

          "Fair Market Value" has the meaning assigned to such term in Section
           -----------------
3(c) of the Certificate of Designation.

          "Fifth Transfer Period" means the period from and including the fourth
           ---------------------
anniversary of the First Closing to, but excluding, the fifth anniversary of the First Closing (and collectively with the First Transfer Period, the Second Transfer Period, the Third Transfer Period and the Fourth Transfer Period, each a "Transfer Period").
   ---------------

          "First Closing" has the meaning assigned to such term in the Stock
           -------------
Purchase Agreement.

          "First Transfer Period" means the period from and including December
           ---------------------
21, 1999, to, but excluding, the first anniversary of the First Closing.

          "Fourth Transfer Period" means the period from and including the third
           ----------------------
anniversary of the First Closing to, but excluding, the fourth anniversary of the First Closing.

          "Fully-Diluted Basis" with respect to Voting Securities means the
           -------------------
number of shares of Voting Securities which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of Voting Securities issuable pursuant to any securities (other than Voting Securities), warrants, rights or options then outstanding, convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both), Voting Securities (including the Preferred Stock and the Option).

          "GAAP" means generally accepted accounting principles, as in effect in
           ----
the United States of America from time to time.

          "Group" has the meaning assigned to such term in Section 13(d)(3) of
           -----
the Exchange Act.

          "Group A Stockholders" means each of Ulysses G. Auger, II, William M.
           --------------------
Caldwell, IV, Evans K. Anderson, Gary H. Rabin and Kevin Brand.

          "Group B Stockholders" means each of Ulysses G. Auger, Sr. and
           --------------------
Chancery Lane, L.P.

          "Hilton Warrant" has the meaning assigned to such term under the
           --------------
definition of "New Securities".

          "Holder" means the Investor Stockholder and any other holder of
           ------
Registrable Securities (including any direct or indirect Transferees of the Investor Stockholder or its Affiliates) entitled to the rights, and bound by the obligations, under this Agreement in accordance with Section 3.1(b)(ii).

          "Indemnified Parties" has the meaning assigned to such term in Section
           -------------------
4.6(a).

          "Initial Interest" has the meaning assigned to such term under the
           ----------------
definition of "Permitted Ownership Percentage".

          "Investor Director" means any Director designated by the Investor
           -----------------
Stockholder pursuant to Section 2.1 of this Agreement.

          "Investor Stockholder Indemnitee" has the meaning assigned to such
           -------------------------------
term in Section 7.1.

          "Investor Stockholder Transfer" has the meaning assigned to such term
           -----------------------------
in Section 3.2(b).

          "Issuance Notice" has the meaning assigned to such term in Section
           ---------------
5.1(b).

          "Law" has the meaning assigned to such term in the Stock Purchase
           ---
Agreement.

          "Losses" has the meaning assigned to such term in Section 7.1.
           ------

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Nasdaq" means the NASD Automated Quotation System.
           ------

          "New Securities" means shares of Equity Securities of the Company
           --------------
(other than (i) any securities of the Company offered pursuant to a registration statement which has been declared effective under the Securities Act, whereby such securities shall be publicly traded on a national securities exchange or quoted on the Nasdaq National Market System, (ii) 5,601,825 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) issued upon exercise of employee stock options outstanding on the date hereof,
(iii) employee stock options to purchase 947,671 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) authorized for issuance under the Company's 1998 Amended and Restated 1998 Equity Incentive Plan as in effect on December 20, 1999 (the "Plan"), and the shares of Common
                                             ----
Stock issued upon the exercise of such options, (iv) shares of Preferred Stock issued to the Investor Stockholder upon exercise of the Option, (v) Conversion Shares issued upon conversion of the Preferred Stock, (vi) shares of Common Stock issued upon the exercise of warrants issued by the Company pursuant to (A) the Common Stock Warrant dated as of October 27, 1999 and the Series C Preferred Stock Purchase Agreement, dated as of September 29, 1999 between the Company and U.S. Telesource, Inc., (B) the Warrant Agreement dated as of September 4, 1998 among the Company, Cleartel Communications, Inc., CAIS, Inc. and ING (U.S.) Capital Corporation, Inc., (C) the Series A Preferred Stock and Warrant Purchase Agreement dated as of February 19, 1999 among the Company and the several purchasers set forth therein and (D) the warrant to purchase Common Stock issued pursuant to the First Amendment to the Master License Agreement dated as of April 23, 1999, among the Company, CAIS Inc. and Hilton Hotels Corporation (the "Hilton Warrant"), (vii) Rights issued or sold to strategic partners after the
 --------------
date hereof which are exercisable, exchangeable or convertible into shares of Common Stock and shares of Common Stock issued upon the exercise, exchange or conversion thereof, (viii) shares of Common Stock issued as additional consideration for the acquisitions of Atcom, Inc. and Business Anywhere USA, Inc, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, dated as of August 4, 1999, among the Company, CIAM Corp. and Atcom, Inc., as amended by Amendment No. 1, dated as of

September 1, 1999, and as further amended by Amendment No. 2, dated as of November 19, 1999, and the Agreement and Plan of Merger, dated as of September 7, 1999, among the Company, Business Anywhere USA, Inc., CIBA Merger Corp., Kim Kao and Amy Hsiao, (ix) shares of Common Stock issued upon the conversion of the Series C Convertible Preferred Stock of the Company and (x) Equity Securities issued pursuant to the acquisition of any other Person, whether by merger, consolidation or otherwise).

          "Option" has the meaning assigned to such term in the Stock Purchase
           ------
Agreement.

          "Option Closing" has the meaning assigned to such term in the Stock
           --------------
Purchase Agreement.

          "Option Shares" has the meaning assigned to such term in the Stock
           -------------
Purchase Agreement.

          "Other Holders" means Persons other than Holders who, by virtue of
           -------------
agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          "Other Securities" means securities of the Company, other than
           ----------------
Registrable Securities which, by virtue of agreements between Other Holders and the Company, are entitled to be included in certain registrations hereunder.

          "Ownership Percentage" means, at any time, the ratio, expressed as a
           --------------------
percentage, (i) of the total shares of Voting Securities beneficially owned by the Investor Stockholder and its Affiliates to (ii) the total number of outstanding shares of Voting Securities on a Fully-Diluted Basis, in each case excluding any unexercised portion of the Option.

          "Period Ownership" means, with respect to any Transfer Period, a
           ----------------
number of Equity Securities equal to the greater of (A) the number of Equity Securities (including with respect to stock options, (i) with respect to Ulysses
G. Auger, II and William M. Caldwell, IV, only those stock options vested as of December 21, 1999 and (ii) with respect to Evans K. Anderson, Gary H. Rabin and Kevin Brand, all stock options owned by such stockholder, whether or not vested, as of December 21, 1999) owned by the applicable stockholder as of December 21, 1999, and (B) the sum of (x) the number of Equity Securities (including with respect to stock options, (i) with respect to Ulysses G. Auger, II and William
M. Caldwell, IV, only those stock options vested as of the first day of the applicable Transfer Period and (ii) with respect to Evans K. Anderson, Gary H. Rabin and Kevin Brand, all stock options owned by such stockholder, whether or not vested, as of the first day of the applicable Transfer Period) owned by the applicable stockholder as of the first day of the applicable Transfer Period plus (y) solely with respect to Ulysses G. Auger, II and William M. Caldwell, IV, the number of stock options of the Company held by such stockholder that vest during the applicable Transfer Period.

          "Permitted Ownership Percentage" means
           ------------------------------

          (1) following the First Closing and prior to any Additional Purchase Closing or Option Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of the First Closing (the "Initial Interest") to (B) the total number of outstanding shares of Voting
      ----------------
Securities on a Fully-Diluted Basis as of the First Closing plus (ii) 5%,

          (2) following any Additional Purchase Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of such Additional Purchase Closing to (B) the total number of outstanding shares of Voting Securities on a Fully-Diluted Basis as of such Additional Purchase Closing plus (ii) 5% and

          (3) following any Option Closing, the sum of (i) the ratio, expressed as a percentage, of (A) the total number of shares of Voting Securities owned on a Fully-Diluted Basis by the Investor Stockholder and its Affiliates as of such Option Closing to (B) the total number of outstanding Shares of Voting Securities on a Fully-Diluted Basis as of such Option Closing plus (ii) 5%.

          For the purposes of this definition, (i) all measurements of share numbers exclude any unexercised portion of the Option and (ii) to the extent the Ownership Percentage following any exercise by the Investor Stockholder of its rights under Section 5.1 is greater than the amounts set forth in clause (1)(A) or (2)(A) of the first sentence of this definition, the Permitted Ownership Percentage shall be equal to such greater number plus, in each case, 5%.

          For the purposes of the definition of "Initial Interest" and of clauses (1)(A) and (1)(B) above, all measurements of share numbers as of the First Closing include all Subsequent Firm Shares to be purchased at the Second Closing.

          "Permitted Pledgee" means any Person to which a Group A Stockholder or
           -----------------
Group B Stockholder has pledged any Equity Securities in accordance with Section 3.2(d) and which has agreed to be bound in writing by the provisions of this Agreement and the Voting Agreement. Upon the foreclosure of a Pledge, the applicable Permitted Pledgee of a Group A Stockholder will be deemed a Group A Stockholder for the purposes of this Agreement and the applicable Permitted Pledgee of a Group B Stockholder will be deemed a Group B Stockholder for the purposes of this Agreement.

          "Permitted Pledge Amount" for any Group A Stockholder or Group B
           -----------------------
Stockholder means, as of the date of any Pledge, the number of Equity Securities equal to the product of (i) two and (ii) the difference between (A) the number of Equity Securities which may be Transferred by such stockholder during the applicable Transfer Period in accordance with the second proviso of Section 3.2(b) or (c), as applicable, minus (B) the sum of (x) the number of Equity Securities which, as of the date of such Pledge, have been Transferred during such Transfer Period and (y) one-half of the number of Equity Securities which, as of the date of such Pledge, have been Pledged during such Transfer Period.

          "Permitted Transfer Amount" for any Group A Stockholder or Group B
           -------------------------
Stockholder means the number of Equity Securities equal to the product of (x) the Period Ownership for such stockholder with respect to the Transfer Period during which an Investor Stockholder Transfer is consummated, and (y) a fraction
(A) the numerator of which is the total number of Equity Securities actually sold by the Investor Stockholder and its Affiliates in the Investor Stockholder Transfer and (B) the denominator of which is the total number of Equity Securities beneficially owned by the Investor Stockholder and its Affiliates immediately prior to the consummation of such Investor Stockholder Transfer.

          "Person" means any individual, corporation, limited liability company,
           ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

          "Plan" has the meaning assigned to such term under the definition of
           ----
"New Securities".

          "Pledge" has the meaning assigned to such term in Section 3.2(d).
           ------

          "Preferred Stock" means, collectively, the Series D Preferred Stock
           ---------------
and the Series E Preferred Stock.

          "Pro Rata Portion" means, on any issuance date for New Securities, the
           ----------------
number or amount of New Securities equal to the product of (i) the total number or amount of New Securities to be issued by the Company on such date and (ii) the fraction determined by dividing (A) the number of Conversion Shares into which all of the shares of Preferred Stock held by the Investor Stockholder and its Affiliates are then convertible by (B) the total number of shares of Common Stock outstanding on such date on a Fully-Diluted Basis (assuming, for the purposes of clauses (A) and (B), that prior to the expiration of the Option pursuant to the Stock Purchase Agreement, the Option has been exercised in full and all shares of Preferred Stock issuable upon exercise of the Option are held by the Investor Stockholder).

          "Qualified Option Closing" means one or more Option Closings and/or
           ------------------------
Additional Purchase Closings in which the Investor Stockholder and its Affiliates purchase a number of Option Shares which, together with all other Option Shares previously purchased by the Investor Stockholder and its Affiliates, have an aggregate purchase price equal to at least $50.0 million.

          "Registrable Securities" means any Equity Security of the Company held
           ----------------------
by any Holder (including the Conversion Shares and the Preferred Stock). As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have ceased to be outstanding. For purposes of this

Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including shares issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Preferred Stock and the Option, to the extent the Option is unexercised and unexpired).

          "Registration Expenses" means any and all expenses incident to
           ---------------------
performance of or compliance with Article IV of this Agreement, including (a) all SEC and securities exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the bylaws of the NASD, and of its counsel), (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASD pursuant to Section 4.3(h)(i) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of counsel selected pursuant to Section 4.8, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (h) expenses incurred in connection with any road show (including the reasonable out-of-pocket expenses of the Investor Stockholder).

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of this Agreement.

          "Rights" means all rights issued by the Company to acquire Common
           ------
Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

          "SEC" means the U.S. Securities and Exchange Commission or any other
           ---
federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

          "Second Closing" has the meaning assigned to such term in the Stock
           --------------
Purchase Agreement.

          "Second Transfer Period" means the period from and including the first
           ----------------------
anniversary of the First Closing to, but excluding, the second anniversary of the First Closing.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Series D Preferred Stock" has the meaning assigned to such term in
           ------------------------
the Stock Purchase Agreement.

          "Series E Preferred Stock" has the meaning assigned to such term in
           ------------------------
the Stock Purchase Agreement.

          "Standstill Period" means the period commencing on the First Closing
           -----------------
and continuing until the fifth anniversary of the First Closing.

          "Stockholder Approval" has the meaning assigned to such term in the
           --------------------
Stock Purchase Agreement.

          "Stock Option Plans" has the meaning assigned to such term in the
           ------------------
Stock Purchase Agreement.

          "Subsequent Firm Shares" has the meaning assigned to such term in the
           ----------------------
Stock Purchase Agreement.

          "Subsidiary" means (i) any corporation of which a majority of the
           ----------
securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

          "Third Party" has the meaning assigned to such term in Section 6.1(b).
           -----------

          "Third Transfer Period" means the period from and including the second
           ---------------------
anniversary of the First Closing to, but excluding, the third anniversary of the First Closing.

          "Transfer" means, directly or indirectly, to sell, transfer, assign,
           --------
pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.

          "Transferee" means any Person to whom the Investor Stockholder or any
           ----------
of its Affiliates or any Transferee thereof Transfers Equity Securities of the Company in accordance with the terms hereof.

          "Transfer Period" has the meaning assigned to such term under the
           ---------------
definition of "Fifth Transfer Period".

          "Voting Agreement" means the Voting Agreement, dated as of December
           ----------------
20, 1999, among the Investor Stockholder, the Group A Stockholders and the Group B Stockholders.

          "Voting Securities" means, at any time, shares of any class of Equity
           -----------------
Securities of the Company which are then entitled to vote generally in the election of Directors.

          SECTION I.2   Other Definitional Provisions.  (a) The words "hereof",
                        -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                       ARTICLE II  CORPORATE GOVERNANCE
                                   --------------------

          SECTION II.1  Board Representation.  (a) Effective as of the First
                        --------------------
Closing, the Board shall be comprised of eight (8) Directors of whom two (2) shall be designees of the Investor Stockholder.

          (b) If the Investor Stockholder exercises the Option, effective as of the Qualified Option Closing, the Board shall be comprised of nine (9) Directors of whom three (3) shall be designees of the Investor Stockholder.

          (c) The Company shall take such action as may be required under applicable law to cause the Board to consist of the number of Directors specified in clause (a) or (b), as applicable and to include in the slate of nominees recommended by the Board the designees of the Investor Stockholder. The Company shall also take such action as may be required under applicable law to cause the Investor Directors to be divided as equally as practicable among each class of Directors.

          (d) The Company agrees to use its best efforts to cause the election of each designee of the Investor Stockholder to the Board, including nominating such individuals to be elected as Directors as provided herein.

          (e) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Investor Director, the remaining Directors and the Company shall cause the vacancy created thereby to be filled by a new designee of the Investor Stockholder as soon as possible, who is designated in the manner specified in this Section 2.1, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same.

          (f) Without the written consent of the Investor Stockholder, the Company agrees not to take any action that would cause the number of Directors constituting the entire Board to be other than eight (8) from and after the First Closing or nine (9) from and after the Qualified Option Closing.

          SECTION II.2  Committees.  The Company shall cause any executive
                        ----------
committee, compensation committee, audit committee, investment committee, nominating committee or other committee of the Board to include at least one Investor Director.

          SECTION II.3  Consents Rights.  In addition to any vote or consent of
                        ---------------
the Board or the stockholders of the Company required by law or the Restated Certificate, the consent in writing of at least one Investor Director (or, if no Investor Directors are then serving on the Board, the Investor Stockholder) shall be necessary for authorizing, effecting or validating the following actions by the Company:

          a. entering into any direct or indirect transaction by the Company or any of its Subsidiaries with an Affiliate of the Company or a family member or an Affiliate thereof or any entity in which an Affiliate has an interest as a director, officer, or greater than 5% stockholder (including without limitation, the purchase, sale, lease or exchange of any property, or rendering of any service or modification or amendment of any existing agreement or arrangement);

          b. (A) the removal of the chief executive officer or president (or, if there are no officers with such titles, the officers whose responsibility is executive oversight of the Company's and its Subsidiaries' operations) or any executive vice president, and the appointment of any person to fill a vacancy in any such office, or (B) approval of any new, or modification of any existing (x) material executive, officer and director compensation plans or agreements (other than employment agreements with employees at the executive vice president level or below) or (y) other material employee compensation or benefit plan, agreement or arrangement, offered by the Company or any of its Subsidiaries, including without limitation, any stock option plan;

          c. any change in the number of Directors or the composition or structure of the Board or any Board committee or the establishment of any Board committees and appointments thereto;

          d. any amendment, alteration or change to the rights, preferences, privileges or powers of any Preferred Stock in any manner that adversely affects the shares of such series;

          e. any increase or decrease in the total number of authorized or issued shares of Preferred Stock;

          f. any authorization, creation (by way of reclassification or otherwise) or issuance of any Senior Securities, Parity Securities or Junior Securities (as each such term is defined in the Certificate of Designation), other than (1) the issuance of additional shares of Preferred Stock pursuant to Section 2 of each Certificate of Designation, (2) the issuance of Parity Securities or Junior Securities with a total aggregate value of not more than $30 million (in addition to the Parity Securities and Junior Securities described in clauses (1), (3), (4) and (5) and in addition to any Parity Securities and Junior Securities the issuance of which has been approved by at least one Investor Director (or Investor Stockholder, if applicable)), (3) the issuance of Parity Securities or Junior Securities as consideration in any transaction of the type described in clause (vii) of this Section 2.3 which does not require the consent of an Investor Director (or Investor Stockholder, if applicable) or to which an Investor Director (or Investor Stockholder, if applicable) has consented, (4) employee stock options to purchase 947,671 shares of Common Stock (subject to appropriate adjustment for stock splits or combinations) authorized for issuance under the Plan and the shares of Common Stock issued upon the exercise of such options and (5) Common Stock issued upon the conversion or exercise of the Equity Securities described in clauses (2), (3) and (4) of Section 3.3(a)(i) of the Stock Purchase Agreement in accordance with the terms of such Equity Securities;

          g. (A) any merger or consolidation with or into any other Person, or any acquisition of another Person, whether in a single transaction or series of related transactions, other than Exempt Acquisitions or (B) any proposed transaction or series of related transactions involving a Change of Control of the Company;

          h. any redemption, acquisition or other purchase of any share of Common Stock or preferred stock of the Company with an aggregate redemption or purchase price in excess of $10 million, other than, (A) in the case of any preferred stock, to the extent required by the terms of such preferred stock, and, (B) in the case of the Hilton Warrant, to the extent required by the terms thereof;

          i. any sale of a Subsidiary's securities to any third party (other than the Company or any other wholly owned Subsidiary of the Company);

          j. any amendment, repeal or alteration of the Company's Restated Certificate of Incorporation or Amended and Restated By-laws in a manner that adversely affects the holders of the Preferred Stock; provided, that
                                                                --------
     no increase in the number of authorized shares of Common Stock or Preferred Stock shall, per se, be deemed to adversely affect such holders;
                  --- --

          k. any sale or transfer of any of the technology or other intellectual property, to any other Person, other than in the ordinary course of business; or

          l.   any arrangement or contract to do any of the foregoing.

          Notwithstanding and in addition to the foregoing, without the consent in writing of at least one Investor Director, the Company shall not issue any Equity Securities prior to obtaining the Stockholder Approval other than shares of Common Stock issued upon the conversion or exercise of the Equity Securities described in clauses (2), (3) and (4) of Section 3.3(a)(i) of the Stock Purchase Agreement in accordance with the terms of such Equity Securities.

          SECTION II.4  Available Financial Information.  (a) The Company will
                        -------------------------------
deliver, or will cause to be delivered, the following to each Investor Director (or, if no Investor Directors are then serving on the Board, to the Investor Stockholder):

           (i) as soon as practical after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and consolidated statements of income and cash flows of the Company and its Subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with GAAP and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's business plan then in effect and approved by the Board; and

          (ii) an annual budget, a business plan and financial forecasts for the Company for the next fiscal year of the Company, no later than thirty (30) days before the beginning of the Company's next fiscal year, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to the Investor Directors or the Investor Stockholder, as the case may be, as promptly as practicable after such changes have been approved by the Board.

          (b) The Company will promptly deliver to the Investor Stockholder when available one copy of each annual report on Form 10-K and quarterly report on Form 10-Q of the Company, as filed with the SEC. In the event an annual report on Form 10-K or quarterly report on Form 10-Q is unavailable, the Company may, in lieu of the requirements of the preceding sentence, deliver, or cause to be delivered, the following to the Investor Directors or the Investor Stockholder, as the case may be:

          (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and followed promptly thereafter (to the extent not available) such financial statements accompanied by the opinion of independent public accountants of recognized national standing selected by the Company, and a Company-prepared comparison to the Company's business plan for such year as approved by the Board; and

          (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's business plan then in effect and approved by the Board, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP.

          SECTION II.5  Access.  The Company shall, and shall cause its
                        ------
Subsidiaries, officers, directors, employees, auditors and other agents to, (a) afford the officers, employees, auditors and other agents of the Investor Stockholder, during normal business hours reasonable access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records, (b) furnish the Investor Stockholder with all financial, operating and other data and information as the Investor Stockholder, through its officers, employees, agents or representatives, may from time to time reasonably request and (c) afford the Investor Stockholder the opportunity to discuss the Company's affairs, finances and accounts with the Company's officers from time to time as the Investor Stockholder may reasonably request.

          SECTION II.6  Board Procedures.  Unless otherwise agreed by the
                        ----------------
parties hereto or approved by the Board with the consent of at least one Investor Director, the Board shall follow the following procedures:

          (a)  Meetings.  Special Meetings of the Board may be held at any time
               --------
permitted pursuant to the Bylaws, by oral, telephonic, telegraphic or facsimile notice duly given or sent, or by written notice sent by two-day courier, in each case to be received at least two days before any actions to be taken by written resolution, at least three days before any telephonic meeting and at least seven days before any in-person meeting to each director. Reasonable efforts shall be made to ensure that each Director actually receives timely notice of any meeting.

          (b)  Agenda.  A reasonably detailed agenda shall be supplied to each
               ------
Director reasonably in advance of each meeting of the Board, together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all directors of information with respect to the agenda.

          (c)  Reimbursement of Expenses.  The Company shall reimburse the
               -------------------------
Investor Directors for their reasonable out-of-pocket expenses incurred by them for the purpose of attending meetings of the Board or committees thereof.

          SECTION II.7  Termination of Rights.
                        ---------------------

          (a)  Director Designee and Related Rights.  Notwithstanding Section
               ------------------------------------
2.1 and subject to Section 3.1(b)(i), at such time as the Investor Stockholder, together with its Affiliates:

          a. shall cease to own at least 10% of the outstanding Common Stock (determined with respect to the Preferred Stock and any other Equity Securities owned by the Investor Stockholder and its Affiliates that are convertible into, or exchangeable or exercisable for Common Stock, on an as-converted, exchanged or exercised basis (any determination made in accordance with the foregoing shall hereinafter be referred to as "as
                                                                        --
     converted")), the Investor Stockholder and its Affiliates shall cease to
     ---------
     have the right to designate more than two (2) Directors pursuant to Section 2.1;

          b. shall cease to own at least 5% of the outstanding Common Stock as converted, the Investor Stockholder and its Affiliates shall cease to have the right to designate more than one (1) Director pursuant to Section 2.1; and

          c. shall cease to own at least the lesser of (A) 5% of the outstanding Common Stock as converted and (B) 20% of the Investor Stockholder's Initial Interest, the Investor Stockholder and its Affiliates shall cease to have the right to designate any Directors pursuant to
     Section 2.1 and all other rights of the Investor Stockholder under this
     Article II shall terminate except as provided in Section 2.7(b);

provided, however, that, notwithstanding any other provision of this Section
--------  -------
2.7(a), in the event the Investor Stockholder or any of its Affiliates shall have Transferred the right to designate one or more Directors to a Third Party Transferee pursuant to Section 3.1(b)(i), so long as such Transferee (or any subsequent Transferee thereof) shall be entitled to retain such right pursuant to Section 3.1(b)(i), any measurement of the percentage ownership of the outstanding Common Stock by the Investor Stockholder and its Affiliates pursuant to this Section 2.7(a) shall include all Equity Securities Transferred to such Transferee.

          (b)  Consent Rights.  Notwithstanding Section 2.3, at such time as the
               --------------
Investor Stockholder, together with its Affiliates:

          a. shall cease to own at least 10% of the outstanding Common Stock as converted, the Investor Stockholder and its Affiliates shall cease to have the consent rights set forth in clauses (i), (ii), (vi), (vii) (except with respect to clause (B) thereof), (ix) (except where such a sale would constitute a Change of Control) and (xi) of Section 2.3;

          b. shall either (A) cease to own at least 5% of the outstanding Common Stock as converted or (B) cease to have the right to designate an Investor Director pursuant to Section 2.1 as a result of a Transfer of such rights in accordance with Section 3.1(b)(i) or in accordance with Section 2.7(a), the Investor Stockholder and its Affiliates shall cease to have the consent rights set forth in Section 2.3 except for those set forth in clauses (iv), (v), (x) and (xii) (in the case of clause (xii), however, only as it relates to clauses (iv), (v) and (x)) thereof; and

          c. shall cease to own any shares of Preferred Stock, the Investor Stockholder and its Affiliates shall cease to have any of the consent rights set forth in clauses (iv), (v) and (x) of Section 2.3.

                            ARTICLE III   TRANSFERS
                                          ---------

          SECTION III.1 Investor Stockholder Transferees.  (a) Subject to
                        --------------------------------
Section 3.1(b), no Transferee of the Investor Stockholder shall be obligated, or entitled to rights, under this Agreement.

          (b) No Transferee shall have any rights or obligations under this Agreement, except that:

          (i) if a Transferee of the Investor Stockholder together with its Affiliates acquires from the Investor Stockholder and its Affiliates Equity Securities representing at least 50% of the Investor Stockholder's Initial Interest then, in the sole discretion of the Investor Stockholder, the Investor Stockholder may assign all or a portion of the rights and obligations of the Investor Stockholder under Sections 2.1, 2.2, 2.4, 2.5, 2.6, 5.1 and 7.6 to such Transferee (and such rights shall be further transferable to any further Transferee subject to this Section 3.1(b)(i)); provided, that (and notwithstanding Section 2.7) any such Transferee or
     --------
     subsequent Transferee shall cease to have the rights and obligations provided for in this Section 3(b)(i) at such time as such Transferee or subsequent Transferee shall own, together with its Affiliates, less than 25% of the Investor Stockholder's Initial Interest.

          (ii) if a Transferee of the Investor Stockholder together with its Affiliates acquires from the Investor Stockholder and its Affiliates at least five hundred thousand (500,000) shares of Equity Securities then, in the sole discretion of the Investor Stockholder, the Investor Stockholder may assign all or a portion of the rights and obligations of the Investor Stockholder under Section 7.6 and Article IV (and such rights shall be further transferable to any further Transferee subject to this Section 3.1(b)(ii)).

          (c) Prior to the consummation of a Transfer from the Investor Stockholder, to the extent rights and obligations are to be assigned, and as a condition thereto, the applicable Transferee shall (i) agree in writing with the other parties hereto to be bound by the terms and conditions of this Agreement to the extent described in Section 3.1(b) and (ii) provide the Company and the other parties to this Agreement at such time complete information for notices under this Agreement.

          SECTION III.2 Transfer Restrictions.
                        ---------------------

          (a)  Transfers by the Investor Stockholder.  Notwithstanding Section
               -------------------------------------
3.1, each Investor Stockholder hereby agrees that neither the Investor Stockholder nor any of its Affiliates shall Transfer any of their respective Equity Securities to a Person that is principally engaged in the business of providing high-speed internet connections specifically targeting hotels and multi-dwelling unit buildings, unless (i) such Transfer is approved by a majority of the Directors, excluding for the purposes of such approval any Investor Directors, or (ii) such Transfer is effected through (x) a bona fide public offering pursuant to the exercise of the registration rights provided under this Agreement or (y) sales made pursuant to Rule 144 or 145 under the Securities Act or any successor provisions.

          (b)  Transfers by the Group A Stockholders.  Each Group A Stockholder
               -------------------------------------
hereby agrees that such Group A Stockholder shall not Transfer any of its Equity Securities at any time prior to the fifth anniversary of the First Closing, unless the Investor Stockholder shall agree to such Transfer in writing; provided, however, that in the event the Investor Stockholder or any of its
--------  -------
Affiliates Transfers (an "Investor Stockholder Transfer") any of its Equity
                          -----------------------------
Securities to a Third Party (as defined below), subject to Section 3.2(d), each Group A Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately succeeding proviso) a number of Equity Securities equal to such Group A Stockholder's Permitted Transfer Amount within one month after notice has been provided to such Group A Stockholder of the applicable Investor Stockholder Transfer, which notice shall be provided within 20 days of the consummation of the Investor Stockholder Transfer; provided,
                                                                  --------
further, however, that notwithstanding any other provision in this Section
-------  -------
3.2(b) and subject to Section 3.2(d), each Group A Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately preceding proviso) (i) during the First Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the First Transfer Period,
(ii) during the Second Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Second Transfer Period, (iii) during the Third Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Third Transfer Period, (iv) during the Fourth Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Fourth Transfer Period and (v) during the Fifth Transfer Period, a number of Equity Securities equal to 10% of its Period Ownership for the Fifth Transfer Period; provided, further, however, that nothing in this Section 3.2(b) shall
        --------  -------  -------
prevent a Transfer by a Group A Stockholder during his lifetime or on death by gift, will or intestacy to his immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equityholders of which are exclusively such Group A Stockholder and/or members of his immediate family, provided that it is expressly understood that any such Transferee shall be, and shall agree in a writing reasonably satisfactory to the Investor Stockholder to be, bound by the provisions of this Agreement. Each Group A Stockholder shall as promptly as practicable provide the Investor Stockholder with written notice of any Transfer made in accordance with this Section 3.2(b).

          (c)  Transfers by the Group B Stockholders.  Each Group B Stockholder
               -------------------------------------
hereby agrees that it shall not Transfer any of its Equity Securities at any time prior to the third anniversary of the First Closing, unless the Investor Stockholder shall agree to such Transfer in writing; provided, however, that in
                                                     --------  -------
the event of an Investor Stockholder Transfer, subject to Section 3.2(d), each Group B Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately succeeding proviso) a number of Equity Securities equal to such Group B Stockholder's Permitted Transfer Amount within one month after notice has been provided to such Group B Stockholder of the applicable Investor Stockholder Transfer, which notice shall be provided within 20 days of the consummation of the Investor Stockholder Transfer; provided,
                                                                  --------
further, however, that notwithstanding any other provision in this Section
-------  -------
3.2(c) and subject to Section 3.2(d), each Group B Stockholder shall be permitted to Transfer (to the extent not Transferred pursuant to the immediately preceding proviso) (i) during the First Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the First

Transfer Period, (ii) during the Second Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the Second Transfer Period and (iii) during the Third Transfer Period, a number of Equity Securities equal to 15% of its Period Ownership for the Third Transfer Period; provided, further,
                                                              --------  -------
however, that nothing in this Section 3.2(c) shall prevent a Transfer by a Group
-------
B Stockholder during his lifetime or on death by gift, will or intestacy to his immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equityholders of which are exclusively such Group B Stockholder and/or members of his immediate family, provided that it is expressly understood that any such Transferee shall be, and shall agree in a writing reasonably satisfactory to the Investor Stockholder to be, bound by the provisions of this Agreement. Each Group B Stockholder shall as promptly as practicable provide the Investor Stockholder with written notice of any Transfer made in accordance with this Section 3.2(c).

          (d)  Pledges.  During such time as the Group A Stockholders and the
               -------
Group B Stockholders shall be bound by the provisions of Sections 3.2(b) and
(c), respectively, each such stockholder shall be permitted to pledge (a "Pledge") a number of Equity Securities equal to such stockholder's Permitted
 ------
Pledge Amount on such date to one or more Permitted Pledgees. Upon any Pledge made by any Group A Stockholder or Group B Stockholder in accordance with this
Section 3.2(d), the aggregate number of Equity Securities which may be Transferred by such stockholder during the applicable Transfer Period in accordance with the first and second provisos of each of Sections 3.2(b) and
(c), as applicable, shall be reduced by a number of Equity Securities equal to one-half of the number of Equity Securities which have been so Pledged. Any foreclosure or sale of Pledged Equity Securities shall be deemed a Transfer with respect to all such Pledged Equity Securities.

          (e)  Carry Forwards.  If any Group A Stockholder or Group B
               --------------
Stockholder does not Transfer all of the Equity Securities it is permitted to Transfer during any Transfer Period in accordance with the second proviso of
Section 3.2(b) or (c) (after taking into account Transfers pursuant to the first proviso of each such Section), as applicable, such stockholder shall be permitted to carry forward to subsequent Transfer Periods that percentage of unsold Equity Securities that such stockholder would have otherwise been entitled to Transfer during the applicable Transfer Period in accordance with such proviso. If, due to a foreclosure or sale of Pledged Equity Securities, any Group A Stockholder or Group B Stockholder Transfers any Equity Securities in excess of the Permitted Transfer Amount for such Transfer Period, such excess shall reduce the Permitted Transfer Amounts for such stockholder for the subsequent Transfer Periods.


                       ARTICLE IV    REGISTRATION RIGHTS
                                     -------------------

          SECTION IV.1  Incidental Registrations.  (a) If the Company at any
                        ------------------------
time after the date hereof proposes to register Equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Article IV. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its commercially reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided, that (a) if, at any time after giving written notice of its intention
--------
to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (b) if such registration involves an underwritten offering, all Holders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such securities in connection with such registration. Nothing in this Section shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities. The registrations provided for in this Section 4.1 are in addition to, and not in lieu of, registrations made upon the request of the Investor Stockholder in accordance with Section 4.2.

          (b)  Expenses.  The Company will pay all Registration Expenses in
               --------
connection with each registration of Registrable Securities requested pursuant to this Section 4.1.

          (c)  Priority in Incidental Registrations.  If a registration pursuant
               ------------------------------------
to this Section 4.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company shall include in such registration (a) first, 100% of the securities the Company proposes to sell, (b)
                 -----
second, any Other Securities requested to be registered by any Other Holders
------
exercising a demand registration right, and (c) third, to the extent of the
                                                -----
amount of Registrable Securities and Other Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities and Other Securities which the Holders and the Other Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders and the Other Holders on the basis of the relative amount of Registrable Securities and Other Securities then held by each such Holder and Other Holder (provided, that any
                                                           --------
such amount thereby allocated to any such Holder or Other Holder that exceeds such Holder's or Other Holder's request shall be reallocated among the remaining requesting Holders and Other Holders in like manner).

          SECTION IV.2  Registration on Request.  (a)  At any time after the
                        -----------------------
date hereof, upon the written request of the Investor Stockholder (and any other Holder; provided that no Transferee of any Investor Stockholder or its
        --------
Affiliates or of any Transferee shall be permitted to request a registration pursuant to this Section 4.2 unless the right to make such a request was transferred to such Transferee pursuant to Section 3.1(b)(ii)) (the "Demand
                                                                     ------
Party") requesting that the Company effect the registration under the Securities
-----
Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its commercially reasonable best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by the Demand Party; and

          (ii) all other Registrable Securities of the same class(es) or series as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that in no event shall the Company be required to
                    --------
     effect more than three registrations pursuant to this Section 4.2 (which number shall be increased to four in the event a Qualified Option Closing occurs); and provided, further, that, the Company shall not be obligated to
                  --------  -------
     file a registration statement relating to any registration request under this Section 4.2 (other than a registration statement on Form S-3 or any successor or similar short-form registration statement) within a period of 90 days after the effective date of any other registration statement relating to any registration request under this Section 4.2 or to any registration effected under Section 4.1, in either case which was not effected on Form S-3 (or any successor or similar short-form registration statement). Nothing in this Section 4.2 shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion of the Preferred Stock or the conversion, exchange or exercise of any other securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities.

          (b)  Registration Statement Form.  The Company shall select the
               ---------------------------
registration statement form for any registration pursuant to this Section 4.2;

provided, that if any registration requested pursuant to this Section 4.2 which
--------
is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c)  Expenses.  The Company will pay all Registration Expenses in
               --------
connection with registrations of each class or series of Registrable Securities pursuant to this Section 4.2.

          (d)  Effective Registration Statement.  A registration requested
               --------------------------------
pursuant to this Section 4.2 will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold.

          (e)  Selection of Underwriters.  If a requested registration pursuant
               -------------------------
to this Section 4.2 involves an underwritten offering, the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the Holders of a majority of the Registrable Securities which the Company has been requested to register; provided, however, that such investment banker(s),
                       --------  -------
underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.

          (f)  Priority in Requested Registrations.  If a requested registration
               -----------------------------------
pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration (including securities of the Company which are not Registrable Securities) would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Holders (an "Adverse Effect"), then the
                                                  --------------
Company shall include in such registration (a) first, 100% of the Registrable
                                               -----
Securities requested to be included in such registration by the Demand Party and all other Holders of Registrable Securities pursuant to this Section 4.2 (to the extent that the managing underwriter believes that all such Registrable Securities can be sold in such offering without having an Adverse Effect;

provided, that if they cannot and the Demand Party does not exercise its right
--------
set forth in the second succeeding sentence of this clause (f), such lesser number of Registrable Securities as specified by the Demand Party) and (b)

second, to the extent the managing underwriter believes additional securities
------
can be sold in the offering without having an Adverse Effect, the amount of Other Securities requested to be included by Other Holders in such registration, allocated pro rata among all requesting Other Holders on the basis of the relative amount of all Other Securities then held by each such Other Holder (provided, that any such amount thereby allocated to any such Other Holder that
---------
exceeds such Other Holder's request shall be reallocated among the remaining requesting Other Holders in like manner). In the event that the number of Registrable Securities and Other Securities to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold without having an Adverse Effect, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of such managing underwriter, can be sold without having an Adverse Effect. If the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to this Section 4.2 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Demand Party, then the Demand Party shall have the right to notify the

Company that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement.

          (g) Postponements in Requested Registrations.  Notwithstanding Section
              ----------------------------------------
4.2(f), (i) if the Board determines, in its good faith judgment, that the registration and offering otherwise required by this Section 4.2 would have an adverse effect on a then contemplated public offering of the Company's Equity Securities, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2, during the period starting with the 30/th/ day immediately preceding the date of the anticipated filing of, and ending on a date 60 days following the effective date of, the registration statement relating to such other public offering and (ii) if the Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer, president or any other of its authorized officers stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board, after consultation with its outside securities counsel, materially and adversely affect the Company, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2 for up to 90 days; provided, that, the Company shall at all times in good faith use its
         --------
commercially reasonable best efforts to cause any registration statement required by this Section 4.2 to be filed as soon as possible and; provided,
                                                                  --------
further, that, the Company shall not be permitted to postpone registration
-------
pursuant to this Section 4.2(g) more than once in any 360-day period. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 4.2 written notice of any postponement made in accordance with the preceding sentence. If the Company gives the Holders such a notice, the Holders shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of this Section 4.2.

          SECTION IV.3  Registration Procedures.  If and whenever the Company is
                        -----------------------
required to use its commercially reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will promptly:

          (a) prepare and, in any event within 45 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration
                             --------
statement or prospectus, or any amendments or supplements thereto in accordance with Sections 4.3(a) or (b), the Company will furnish to counsel selected pursuant to Section 4.8 hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

          (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (d) use its commercially reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

          (h) (i) if such Registrable Securities are Common Stock (including Common Stock issuable upon conversion, exchange or exercise of another security), use its commercially reasonable best efforts to list such Registrable Securities on any securities exchange on which the

Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 4.6 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

          (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) notify counsel (selected pursuant to Section 4.8 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

          (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

          (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

          (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (r) use its commercially reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

          SECTION IV.4  Information Supplied.  The Company may require each
                        --------------------
seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

          SECTION IV.5  Restrictions on Disposition.  Each Holder agrees that,
                        ---------------------------
upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.3(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.3(f) and to and including the date when each seller of

Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 4.3(f).

          SECTION IV.6  Indemnification.  (a)  In the event of any registration
                        ---------------
of any securities of the Company under the Securities Act pursuant to Section
4.1 or 4.2, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, members or general and limited partners (and any director, officer, and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified
                                                             -----------
Parties"), against any and all losses, claims, damages or liabilities, joint or
-------
several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable attorney's fees and
          ------
reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that the
                                                          --------
Company shall not be liable to any Indemnified Party in any such case to the extent that any such Claim or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or behalf of such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of securities by any seller.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 4.2 or 4.3 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6(a)) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, that the failure of the indemnified party
                           --------
to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action or proceeding (in which case the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all indemnified parties in each jurisdiction who shall be approved by the majority of the participating Holders in the registration in respect of which such indemnification is sought), the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the indemnified party without the consent of the indemnifying party, such consent not to be unreasonably withheld. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnified party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such indemnified party from all liability in respect of such action or proceeding and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified party and does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder.

          (d) (i) If the indemnification provided for in this Section 4.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Claim or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 4.6(d) as a result of the Claim and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification similar to that specified in this Section 4.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any governmental authority other than as required by the Securities Act.

          (f) The obligations of the parties under this Section 4.6 shall be in addition to any liability which any party may otherwise have to any other party.

          SECTION IV.7  Required Reports.  The Company covenants that it will
                        ----------------
file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION IV.8  Selection of Counsel.  In connection with any
                        --------------------
registration of Registrable Securities pursuant to Sections 4.1 and 4.2 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event
                                         --------  -------
that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

          SECTION IV.9  Holdback Agreement.  If any registration hereunder shall
                        ------------------
be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Equity Securities of the Company (in each case, other than as part of such underwritten public offering), within 7 days before, or subject to Section 4.2(g) in the case of a requested registration that has been postponed pursuant to clause (i) thereof, 180 days (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also agrees and agrees to use its commercially reasonable efforts to have each other holder of any Equity Security of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          SECTION IV.10  No Inconsistent Agreements.  The Company represents and
                         --------------------------
warrants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders of Registrable Securities in this
Article IV.


                       ARTICLE V           EQUITY PURCHASE RIGHTS
                                           ----------------------

          SECTION V.1    Equity Purchase Rights. (a) The Company hereby grants
                         ----------------------
to the Investor Stockholder, so long as any shares of Preferred Stock are outstanding, the right to purchase its Pro Rata Portion of all or any part of New Securities which the Company may, from time to time, propose to sell or issue. The number or amount of New Securities which the Investor Stockholder may purchase pursuant to this Section 5.1(a) shall be referred to as the "Equity
                                                                      ------
Purchase Shares". The equity purchase right provided in this Section 5.1(a)
---------------
shall apply at the time of issuance of any right, warrant or option or convertible or exchangeable security and not to the conversion, exchange or exercise thereof; provided, that with respect to any such right, warrant, option
                  --------
or convertible or exchangeable security, the Investor Stockholder shall have the right to purchase its Pro Rata Portion of a series of preferred stock of the Company with terms identical to the Preferred Stock except that the conversion price shall be the exercise, conversion or exchange price of such right, warrant, option or convertible or exchangeable security.

          (b) The Company shall give written notice of a proposed issuance or sale described in Section 5.1(a) to the Investor Stockholder within two Business Days following any meeting of the Board at which any such issuance or sale is approved. Such notice (the "Issuance Notice") shall set forth the material
                            ---------------
terms and conditions of such proposed transaction, including the name of any proposed purchaser(s), the proposed manner of disposition, the number or amount and description of the shares proposed to be issued and the proposed purchase price per share, including a description of any non-cash consideration sufficiently detailed to permit valuation thereof. Such notice shall also be accompanied by any written offer from the prospective purchaser to purchase such New Securities. The Issuance Notice shall be received by the Investor Stockholder at least 20 days prior to the proposed issuance or sale.

          (c) At any time during the 20-day period following the receipt of an Issuance Notice, the Investor Stockholder shall have the right to irrevocably elect to purchase up to the number of the Equity Purchase Shares at the purchase price set forth in the Issuance Notice (or if such price includes property other than cash, the amount in cash equal to the Fair Market Value of such other property) and upon the other terms and conditions specified in the Issuance Notice by delivering a written notice to the Company. Except as provided in the following sentence, such purchase shall be consummated concurrently with the consummation of the issuance or sale described in the Issuance Notice. The closing of any purchase by the Investor Stockholder may be extended beyond the closing of the transaction described in the Issuance Notice to the extent necessary to obtain required governmental approvals and other required approvals and the Company and the Investor Stockholder shall use their respective best efforts to obtain such approvals.

          (d   If the Investor Stockholder does not elect pursuant to Section
5.1(c) to purchase any of the Equity Purchase Shares, the Company shall be free to complete the proposed issuance or sale described in the Issuance Notice on terms no less favorable to the Company than those set forth in the Issuance Notice; provided, that (x) such issuance or sale is closed within 90 days after
        --------
the expiration of the 20-day period described in Section 5.1(c) and (y) the price at which the New Securities are transferred must be equal to or higher than the purchase price described in the Issuance Notice. Such periods within which such issuance or sale must be closed shall be extended to the extent necessary to obtain required governmental approvals and other required approvals and the Company shall use its commercially reasonable efforts to obtain such approvals.


                           ARTICLE VI    STANDSTILL
                                         ----------

          SECTION VI.1  Acquisition of Additional Voting Securities.  (a)
                        -------------------------------------------
During the Standstill Period, except as provided below in this Section 6.1, the Investor Stockholder covenants and agrees with the Company that it shall not, and shall cause each of its Affiliates not to, directly or indirectly, acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group or otherwise, the beneficial ownership of any additional Voting Securities if following such proposed acquisition (an "Acquisition") the Investor
                                            -----------
Stockholder together with its Affiliates would beneficially own a number of Voting Securities exceeding the Permitted Ownership Percentage (except (i) by way of stock dividends, stock reclassifications or other distributions or offerings made available and, if applicable, exercised on a pro rata basis, to holders of Equity Securities of the Company generally, (ii) Equity Securities acquired from the Company (including Conversion Shares and shares of Series E Preferred Stock subject to the Option), and (iii) Voting Securities acquired upon the exercise of the Investor Stockholder's rights under Article V) (the "Acquisition Restrictions"); provided, however, that the foregoing Acquisition
 ------------------------    --------  -------
Restrictions shall not apply to any Acquisition that is approved by a majority of the Directors, excluding for the purposes of such approval any Investor Directors.

          (b   The foregoing Acquisition Restrictions will not apply if either
(i) a third party who is not an Affiliate of the Investor Stockholder or any of its Affiliates (a "Third Party", which term shall include any Group, other than
                   -----------
a Group which includes the Investor Stockholder or any of its Affiliates as a member) commences a tender or exchange offer for more than 50% of the outstanding Voting Securities and the Board does not recommend against the tender or exchange offer within ten Business Days after the commencement thereof (which, in the case of an exchange offer, shall be deemed to be the effective date of the registration statement relating to the securities offered in such exchange offer or, if permitted under the Exchange Act, such earlier date selected by the offeror for commencement of the exchange offer) or such longer period as shall then be permitted under SEC rules, or (ii) a Third Party acquires beneficial ownership of 15% of the outstanding Voting Securities (other than as a result of purchases of such securities from the Company) and publicly discloses a possible intention to seek control of the Company or to engage in a transaction that would result in a Change of Control of the Company.

          (c   Upon a repurchase or redemption of Equity Securities by the
Company that, by reducing the number of outstanding Equity Securities, increases the Ownership Percentage to an amount in excess of the then-applicable Permitted Ownership Percentage, none of the Investor Stockholder or its Affiliates shall be required to dispose of Equity Securities beneficially owned by them; provided, however, that in such event, none of the Investor Stockholder or its
--------  -------
Affiliates may purchase additional Equity Securities until such time as the Ownership Percentage is less than the then-applicable Permitted Ownership Percentage.

          (d   If at any time the Investor Stockholder or any of its Affiliates become aware that the Investor Stockholder and its Affiliates beneficially own in the aggregate more than the Permitted Ownership Percentage, then the Investor Stockholder shall, as soon as is reasonably practicable (but in no manner that would require the Investor Stockholder or any such Affiliate to incur liability under Section 16(b) of the Exchange Act) take all action necessary to reduce the amount of Equity Securities beneficially owned by it and its Affiliates to an amount not greater than the Permitted Ownership Percentage in effect at such time.

                         ARTICLE VII    MISCELLANEOUS
                                        -------------

          SECTION VII.1 Investor Stockholder Indemnification; Reimbursement of
                        ------------------------------------------------------
Expenses.  The Company agrees to indemnify and hold harmless the Investor
--------
Stockholder, its respective directors and officers and its Affiliates (and the directors, officers, partners, Affiliates and controlling persons thereof, each, an "Investor Stockholder Indemnitee") from and against any and all liability,
    -------------------------------
including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including stockholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and expenses, including, without limitation, accountant's and attorney's fees and expenses (together the "Losses"), incurred by the Investor Stockholder or an Investor Stockholder
 ------
Indemnitee before or after the date of this Agreement and arising out of, resulting from, or relating to (i) the Investor Stockholder's purchase and/or ownership of the Equity Securities, (ii) the transactions contemplated by the Stock Purchase Agreement, the Stockholders Agreement, the Certificate of Designation and the Voting Agreement, dated as of December 20, 1999, among the Investor Stockholder and certain stockholders of the Company, (iii) any litigation to which the Investor Stockholder or a Stockholder Indemnitee is made a party in its capacity as a stockholder or owner of securities (or a partner, director, officer, Affiliate or controlling person of the Investor Stockholder) of the Company or (iv) any franchise taxes imposed on the Investor Stockholder. The Company also agrees to reimburse each Investor Stockholder Indemnitee for any reasonable expenses incurred by such Investor Stockholder Indemnitee in connection with the maintenance of its books and records, preparation of tax returns and delivery of tax information to its partners in connection with the Investor Stockholder's investment in the Company.

          SECTION VII.2 Termination.  Subject to Section 3.1(b)(i), (x) the
                        -----------
provisions of this Agreement (other than Articles II, IV and VII) shall terminate at such time as the Investor Stockholder shall own, together with its Affiliates, less than 5% of the outstanding Common Stock as converted and (y) the provisions of Article II shall terminate as provided in Section 2.7.
Article IV of this Agreement (other than Section 4.6 thereof) shall terminate at such time as there shall be no Registrable Securities outstanding. Section 7.1 of this Agreement shall not terminate. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

          SECTION VII.3 Amendments and Waivers.  Except as otherwise provided
                        ----------------------
herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and each such Holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          SECTION VII.4 Successors, Assigns and Transferees.  This Agreement
                        -----------------------------------
shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto (except as described in the next sentence) without the prior written consent of the other parties.

Purchaser and its Affiliates may assign their respective rights and obligations hereunder to any Affiliate or Affiliates thereof and, subject to the Transfer provisions herein, to any other third party.

          SECTION VII.5 Notices.  All notices required or permitted hereunder
                        -------
shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent, with respect to the Company and the Investor Stockholder, to their respective addresses specified in the Stock Purchase Agreement (or at such other address as any such party may specify by like notice) and, with respect to any other Holder, to the address of such Holder as shown in the stock record books of the Company (or at such other address as any such Holder may specify to all of the above by like notice).

          SECTION VII.6 Further Assurances.  At any time or from time to time
                        ------------------
after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          SECTION VII.7 Entire Agreement.  Except as otherwise expressly set
                        ----------------
forth herein, this document and the Stock Purchase Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          SECTION VII.8 Delays or Omissions.  It is agreed that no delay or
                        -------------------
omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

          SECTION VII.9 Governing Law; Jurisdiction; Waiver of Jury Trial.
                        -------------------------------------------------
This Agreement shall be governed in all respects by the laws of the State of New York. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. The parties hereto hereby irrevocably waives any right which they may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

          SECTION VII.10 Severability.  Whenever possible, each provision of
                         ------------
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          SECTION VII.11 Effective Date.  This Agreement shall become effective
                         --------------
immediately upon the First Closing.

          SECTION VII.12 Enforcement.  Each party hereto acknowledges that money
                         -----------
damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

          SECTION VII.13 Titles and Subtitles.  The titles of the sections and
                         --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          SECTION VII.14 No Recourse.  Notwithstanding anything that may be
                         -----------
expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of the Investor Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Investor Stockholder or any current or future member of the Investor Stockholder or any current or future director, officer, employee, partner or member of the Investor Stockholder or of any Affiliate or assignee thereof, as such for any obligation of the Investor Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

          SECTION VII.15 Counterparts; Facsimile Signatures.  This Agreement may
                         ----------------------------------
be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          IN WITNESS WHEREOF, the parties hereto have executed the STOCKHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        CAIS INTERNET, INC.


                                        By:__________________________________
                                           Name:
                                           Title:


                                        CII VENTURES LLC


                                        By:__________________________________
                                           Name:
                                           Title:


                                        _____________________________________
                                        ULYSSES G. AUGER, SR.


                                        _____________________________________
                                        ULYSSES G. AUGER, II


                                        _____________________________________
                                        WILLIAM M. CALDWELL, IV


                                        _____________________________________
                                        EVANS K. ANDERSON


                                        _____________________________________
                                        GARY H. RABIN


                                        _____________________________________
                                        KEVIN BRAND

                                        CHANCERY LANE, L.P.

                                        By:  ________________________________
                                             General Partner

                                        By:  ________________________________
                                             Name:
                                             Title: